UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 6, 2016

Date of Report (Date of earliest event reported)

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 001-11967

Delaware	11-3170868
(State of incorporation)	(I.R.S. Employer Identification No.)

One Astoria Bank Plaza, Lake Success, New York	11042-1085
(Address of principal executive offices)	(Zip Code)

(516) 327-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

This Current Report on Form 8-K is being filed in connection with a memorandum of understanding (the “MOU”) regarding certain litigation relating to the proposed merger (the “merger”) of Astoria Financial Corporation (“Astoria”) with and into New York Community Bancorp, Inc. (“NYCB”) pursuant to the agreement and plan of merger (the “merger agreement”), dated as of October 28, 2015, by and between Astoria and NYCB.

The MOU relates to six putative class action lawsuits filed in the Supreme Court of the State of New York, County of Nassau, challenging the proposed merger and names as defendants Astoria, its directors, and NYCB (collectively, the “defendants”). These actions are captioned: (1) Sandra E. Weiss IRA v. Chrin, et al., Index No. 607132/2015 (filed November 4, 2015); (2) Raul v. Palleschi, et al., Index No. 607238/2015 (filed November 6, 2015); (3) Lowinger v. Redman, et al., Index No. 607268/2015 (filed November 9, 2015); (4) Minzer v. Astoria Fin. Corp., et al., Index No. 607358/2015 (filed November 12, 2015); (5) MSS 12-09 Trust v. Palleschi, et al., Index No. 607472/2015 (filed November 13, 2015); and (6) Firemen’s Ret. Sys. of St. Louis v. Keegan, et al., Index No. 607612/2015 (filed November 23, 2015). On January 15, 2016, the court consolidated the actions under the caption In re Astoria Financial Corporation Shareholders Litigation, Index No. 607132/2015 (collectively, the “Actions”), and on January 29 lead plaintiffs in the Actions filed an amended consolidated complaint. The amended consolidated complaint alleges, among other things, that the directors of Astoria breached their fiduciary duties in connection with their approval of the merger agreement, including by: agreeing to an allegedly unfair price for Astoria; approving the transaction notwithstanding alleged conflicts of interest; agreeing to deal protection devices that plaintiffs allege are unreasonable; and by failing to disclose certain facts about the process that led to the merger and financial analyses performed by Astoria’s financial advisors. The amended consolidated complaint also alleges that NYCB aided and abetted those alleged fiduciary breaches. The amended consolidated complaint seeks, among other things, an order enjoining completion of the proposed merger.

On April 6, 2016, defendants and lead plaintiffs entered into the MOU, which provides for the settlement of the Actions. The MOU contemplates, among other things, that Astoria will make certain supplemental disclosures relating to the merger, all of which are set forth below. Although the defendants deny the allegations made in the Actions (including the amended consolidated complaint) and believe that no supplemental disclosure is required under applicable laws, in order to avoid the burden and expense of further litigation, Astoria agreed to make such supplemental disclosures pursuant to the terms of the MOU.

The settlement contemplated by the MOU is subject to confirmatory discovery and customary conditions, including court approval following notice to Astoria’s stockholders. A hearing will be scheduled at which the Supreme Court of the State of New York will consider the fairness, reasonableness and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims by stockholders of Astoria challenging any aspect of the proposed merger, the merger agreement, and any disclosure made in connection therewith, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement. There can be no assurance that the court will approve the settlement contemplated by the MOU. If the court does not approve the settlement, or if the settlement is otherwise disallowed, the proposed settlement as contemplated by the MOU may be terminated.

SUPPLEMENTAL DISCLOSURES

The following information supplements the definitive joint proxy statement/prospectus dated March 16, 2016 (the “Proxy Statement”) and should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement.

The second paragraph under the heading “Background of the Merger” on page 53 is modified by adding the following after the third sentence of that paragraph:

Based on these discussions regarding Astoria’s strategic options, the Astoria board of directors determined that it would be important to formally engage an investment banker to evaluate the available alternatives.

The last sentence of the first full paragraph on page 54 is deleted in its entirety and replaced with the below:

As part of those discussions, representatives of Sandler O’Neill discussed the operating environment faced by Astoria and similarly situated financial institutions as well as the potential benefits associated with exploring strategic alternatives and management commented on the current standalone strategic plan for Astoria as developed by the senior management of Astoria. In addition, the Astoria board of directors reviewed potential strategic partners with representatives of Sandler O’Neill.

The first paragraph on page 55 is modified by adding the following after the completion of the first sentence on that page:

The Astoria board of directors also discussed at length a standalone operating analysis. For purposes of the meeting and discussion, Astoria management had prepared a hypothetical standalone strategic plan through December 31, 2019. The model assumed, among other things, substantial growth in loan originations (2.5% in 2016, 4.5% in 2017, 6% in 2018 and 7% in 2019); substantial progress in migrating to a business banking model; substantial future containment of costs; and $0.04 annual increases in common stock dividends commencing in 2017 plus increasing common stock repurchase activity over the forecasted term. Astoria management also prepared a restructure case which additionally assumed, among other things, prepayment in full of $1.9 billion in puttable debt (resulting in a $176 million pre-tax loss) and the sale and relocation of 13 branches, along with higher stock repurchase levels. Based on these assumptions, management derived for purposes of this analysis an implied earnings per share in the base case ($0.73 in 2016, $0.84 in 2017, $1.01 in 2018, and $1.27 in 2019) and in the restructure case ($1.19 in 2016, $1.03 in 2017, $1.19 in 2018, and $1.39 in 2019). Based on this model, the Astoria board of directors discussed potential net present values that would theoretically be achievable based on full achievement of all assumptions throughout the forecasted term. Based on an assumed pricing multiple of 15.0x earnings per share and a discount rate of 8.49%, the implied net present value in the base case was $14.00 per share of Astoria common stock, and in the restructuring case was $15.25 per share of Astoria common stock. The Astoria board of directors and management discussed these analyses at length, including the significant execution risks inherent in the strategic plans, the fact that achieving the assumed objectives would involve a significant improvement over implementation efforts to date. The Astoria board of directors and Astoria management also discussed that regulatory approvals, which may not be received, would be necessary for essential parts of the strategic plans. The Astoria board of directors also observed that, based on the analysis presented at the meeting, the implied net present values were significantly less than the then-current trading levels of Astoria common stock. Following the discussion, the Astoria board of directors concluded that, due to the significant operational and execution risks involved, along with certain assumptions viewed as unachievable in the near term, the strategic plan did not at that time represent a realistic, viable alternative.

The paragraph beginning with the words “On October 9, 2015” on page 55 is modified by deleting the second sentence of that paragraph in its entirety and adding the below:

During the course of such meeting, the parties discussed the likely timeline for a potential transaction and Party C’s management expressed reservations about proceeding with any potential transaction in the near term, instead preferring to pursue a transaction at the end of 2015.

The paragraph beginning with the words “On October 28, 2015” on page 58 is modified by adding the following sentence at the end of that paragraph:

Because of the competitive nature of the process, the Astoria board of directors determined that it should inform each party that such party would need to improve its proposal if it wanted to prevail.

The last full sentence on page 58 is deleted in its entirety and replaced with the following:

After weighing the factors discussed above, management observed that NYCB generally seemed in a better position to promptly execute and complete a transaction—even after taking into account the fact that, at or prior to closing any transaction with Astoria, NYCB would be subject to enhanced prudential regulation as a SIFI—and that its rapid and efficient work in the process provided evidence of this preparedness.

The penultimate paragraph on page 59 is modified by adding the following after the first sentence of that paragraph:

Sandler O’Neill’s written opinion also contained disclosures regarding the prior investment banking relationships between Sandler O’Neill and NYCB, which had been discussed with members of Astoria’s management and the Astoria board of directors.

The fourth bullet point on page 83 is deleted in its entirety and replaced with the following:

•	publicly available mean and median analyst earnings per share estimates for NYCB for the years ending December 31, 2015 through December 31, 2017, as directed by the senior management of Astoria, and estimated long-term annual earnings per share and balance sheet growth rates for the years thereafter, based on guidance from the senior management of NYCB;

The first paragraph below the section titled “Astoria Comparable Company Analysis” on page 85 is deleted in its entirety and replaced with the below:

Using publicly available information, Sandler O’Neill compared selected financial information for Astoria with a group of financial institutions. Sandler O’Neill selected this group of financial institutions based on its professional judgment at the time of the delivery of its fairness opinion. The Astoria peer group consisted of public bank and thrift holding companies whose securities were listed on major exchanges and which had total assets between $12.0 billion and $20.0 billion, excluding Puerto Rican headquartered banks and any financial institution that was an announced merger target (the “Astoria Peer Group”).

The first sentence and table on page 86 are deleted in their entirety and replaced with the below:

Sandler O’Neill’s analysis showed the following information regarding the financial performance and financial condition of Astoria and the Astoria Peer Group:

Financial Data as of or for the Period Ending September 30, 2015				Capital Position			LTM Profitability				Asset Quality		Valuation
Pricing Data as of October 27, 2015													Price/
Company	City, State	Ticker	Total Assets ($mm)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	ROAA (%)	ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	LLR/ Gross Loans (%)	NPAs[1] Total Assets (%)	Tang. Book Value (%)	LTM EPS (x)	2015 Est. EPS (x)	2016 Est. EPS (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)

IBERIABANK Corporation	Lafayette, LA	IBKC	19,534	8.75	9.33	12.15	0.77	6.42	3.55	65.9	0.91	0.43	147	16.2	14.1	12.7	2.3	37.4	2,420

Valley National Bancorp[2]	Wayne, NJ	VLY	19,290	6.85	7.76	12.62	0.63	6.46	3.20	71.2	0.71	0.88	186	19.4	17.7	14.9	4.4	84.6	2,353

Texas Capital Bancshares, Inc.	Dallas, TX	TCBI	18,666	7.62	9.08	11.39	0.87	9.90	3.24	53.3	0.82	0.59	173	17.9	18.2	15.8	0.0	0.0	2,457

UMB Financial Corporation	Kansas City, MO	UMBF	18,598	8.69	9.56	13.50	0.66	6.52	2.54	78.6	0.86	0.27	158	20.7	18.8	15.8	1.9	38.5	2,486

Fulton Financial Corporation	Lancaster, PA	FULT	17,838	8.63	9.39	14.77	0.86	7.33	3.24	68.6	1.23	1.17	154	15.8	16.0	15.3	2.7	44.0	2,301

PrivateBancorp, Inc.	Chicago, IL	PVTB	16,895	9.23	10.35	12.28	1.06	11.01	3.21	52.2	1.25	0.49	210	19.3	18.4	17.2	0.1	1.9	3,252

F.N.B. Corporation	Pittsburgh, PA	FNB	16,836	6.98	8.19	12.20	0.98	7.79	3.46	56.1	1.15	0.72	210	15.3	15.0	13.5	3.6	55.2	2,339

PacWest Bancorp	Los Angeles, CA	PACW	16,814	12.21	12.08	16.33	1.83	8.44	5.80	38.2	0.83	1.10	252	15.5	15.8	15.0	4.4	68.7	5,452

Bank of Hawaii Corporation	Honolulu, HI	BOH	15,164	7.05	7.18	15.37	1.06	14.81	2.80	57.9	1.35	0.52	263	17.7	16.9	16.0	2.8	61.6	2,799

MB Financial, Inc.	Chicago, IL	MBFI	14,950	8.43	10.43	12.94	1.04	7.41	3.88	64.0	1.24	0.95	193	16.6	15.4	14.1	2.1	32.5	2,333

Washington Federal, Inc.	Seattle, WA	WAFD	14,568	11.61	11.64	20.86	1.10	8.20	3.08	49.8	1.19	3.04	139	14.9	14.7	13.8	2.1	31.1	2,306

Western Alliance Bancorporation	Phoenix, AZ	WAL	13,956	8.85	9.90	12.10	1.52	14.80	4.46	46.1	1.09	1.34	297	18.7	17.9	15.2	0.0	0.0	3,602

BancorpSouth, Inc.	Tupelo, MS	BXS	13,787	9.88	10.56	13.45	1.00	8.21	3.57	71.1	1.28	0.82	174	17.6	16.8	14.9	1.6	17.9	2,314

Cathay General Bancorp	Los Angeles, CA	CATY	12,750	10.95	12.24	15.25	1.34	9.39	3.41	47.0	1.50	1.47	184	16.1	15.6	14.7	1.8	25.0	2,498

Flagstar Bancorp, Inc.	Troy, MI	FBC	12,519	9.88	11.65	21.64	1.21	9.39	2.77	73.6	2.34	1.53	104	12.2	13.4	13.0	0.0	0.0	1,290

Hilltop Holdings Inc.[2]	Dallas, TX	HTH	12,477	11.18	11.87	19.29	1.95	13.00	4.02	83.5	0.60	0.27	148	10.0	13.0	11.0	0.0	0.0	2,007

United Bankshares, Inc.[2]	Charleston, WV	UBSI	12,415	8.20	10.65	12.51	1.12	8.11	3.64	47.1	0.83	1.16	287	20.2	19.7	18.8	3.2	65.3	2,749

Trustmark Corporation	Jackson, MS	TRMK	12,390	9.01	10.09	14.66	0.96	8.04	3.81	67.9	1.05	1.34	151	14.0	14.1	14.5	3.8	53.5	1,632

International Bancshares Corporation[2]	Laredo, TX	IBOC	12,074	11.41	12.64	18.96	1.15	8.90	3.19	52.1	1.05	1.02	129	12.3	NA	NA	2.2	27.4	1,733

High	19,534	12.21	12.64	21.64	1.95	14.81	5.80	83.5	2.34	3.04	297	20.7	19.7	18.8	4.4	84.6	5,452

Low	12,074	6.85	7.18	11.39	0.63	6.42	2.54	38.2	0.60	0.27	104	10.0	13.0	11.0	0.0	0.0	1,290

Mean	15,343	9.23	10.24	14.86	1.11	9.17	3.52	60.2	1.12	1.01	187	16.3	16.2	14.8	2.1	33.9	2,543

Median	14,950	8.85	10.35	13.50	1.06	8.21	3.41	57.9	1.09	0.95	174	16.2	15.9	14.9	2.1	32.5	2,353

Astoria [3]	—	15,099	8.93	10.06	18.63	0.60	5.82	2.31	72.1	0.92	1.64	133	20.9	26.6	28.3	0.9	14.3	1,767

(1)	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
(2)	Financial data as of June 30, 2015F
(3)	September 30, 2015 financials per Astoria management; LTM profitability metrics, current dividend yield, LTM dividend payout ratio and NPAs / Assets as of June 30, 2015
Notes:	Public banks and thrifts that trade on major exchanges with assets between $12.0 billion and $20.0 billion excluding merger targets and Puerto Rican banks; Previous period data used when current GAAP data unavailable
Sources:	SNL Financial, Astoria Management

The table on page 89 is deleted in its entirety and replaced by the following:

Financial Data as of or for the Period Ending September 30, 2015				Capital Position			LTM Profitability				Asset Quality		Valuation
Pricing Data as of October 27, 2015													Price/
Company	City, State	Ticker	Total Assets ($mm)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	ROAA (%)	ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	LLR/ Gross Loans (%)	NPAs[1] Total Assets (%)	Tang. Book Value (%)	LTM EPS (x)	2015 Est. EPS (x)	2016 Est. EPS (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)

Comerica Incorporated	Dallas, TX	CMA	71,012	9.92	10.29	12.91	0.80	7.38	2.60	66.3	1.27	0.57	107	14.1	14.6	13.4	2.0	27.3	7,479

Huntington Bancshares Incorporated	Columbus, OH	HBAN	70,210	7.86	8.85	12.70	1.01	10.48	3.17	63.1	1.18	1.91	158	13.8	13.4	12.1	2.6	31.6	8,684

Zions Bancorporation	Salt Lake City, UT	ZION	58,411	9.76	11.63	16.48	0.50	3.84	3.19	72.5	1.48	0.94	102	25.5	23.3	14.3	0.9	18.2	5,732

First Republic Bank	San Francisco, CA	FRC	55,375	7.60	9.38	13.80	0.96	9.83	3.24	53.9	0.59	0.12	219	21.1	20.3	17.7	0.9	19.3	9,188

SVB Financial Group	Santa Clara, CA	SIVB	41,731	7.61	7.67	14.05	1.05	12.24	2.60	56.4	1.29	0.25	196	20.0	18.6	16.7	0.0	0.0	6,235

First Niagara Financial Group, Inc.	Buffalo, NY	FNFG	39,413	6.32	7.66	11.97	0.62	5.92	3.04	67.2	1.01	0.74	154	17.8	17.5	17.2	3.0	54.2	3,725

People’s United Financial, Inc.	Bridgeport, CT	PBCT	37,478	7.48	8.10	11.80	0.70	5.42	2.91	64.2	0.75	1.03	189	19.4	19.0	17.5	4.1	78.5	5,121

Signature Bank	New York, NY	SBNY	31,921	8.84	8.95	12.34	1.22	13.48	3.24	34.3	0.80	0.42	265	21.3	20.4	17.8	0.0	0.0	7,632

East West Bancorp, Inc.	Pasadena, CA	EWBC	31,120	8.37	8.70	12.60	1.31	13.16	3.48	47.7	1.15	0.42	224	14.8	14.8	14.0	2.0	29.9	5,722

BOK Financial Corporation[2]	Tulsa, OK	BOKF	30,726	9.72	9.75	14.11	1.01	8.94	2.57	65.6	1.29	0.40	148	14.9	14.2	13.2	2.7	39.5	4,354

High	71,012	9.92	11.63	16.48	1.31	13.48	3.48	72.5	1.48	1.91	265	25.5	23.3	17.8	4.1	78.5	9,188

Low	30,726	6.32	7.66	11.80	0.50	3.84	2.57	34.3	0.59	0.12	102	13.8	13.4	12.1	0.0	0.0	3,725

Mean	46,740	8.35	9.10	13.28	0.92	9.07	3.00	59.1	1.08	0.68	176	18.3	17.6	15.4	1.8	29.9	6,387

Median	40,572	8.12	8.90	12.81	0.99	9.39	3.11	63.7	1.16	0.50	174	18.6	18.1	15.5	2.0	28.6	5,984

NYCB	—	49,045	7.27	7.80	13.89	1.00	8.42	2.61	44.2	0.50	0.17	247	16.9	17.6	17.7	5.3	90.1	8,349

(1)	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
(2)	Financial data as of September 30, 2015
Note:	Public banks and thrifts that trade on major exchanges with assets between $30 billion and $80.0 billion excluding merger targets and Puerto Rican banks; Previous period data used when current data unavailable
Source:	SNL Financial

The table and accompanying text under the heading “Selected Transactions Analysis” on page 90 are deleted in their entirety and replaced by the following:

					Transaction Information								Seller Information
						Price				Core Deposit Premium (%)	1-Day Market Premium (%)	1-Month Market Premium (%)
Acquiror	St	Target	St	Annc Date	Deal Value ($mm)	LTM Earnings (x)	Est. EPS (x)	Book Value (%)	TBV (%)				Total Assets ($mm)	TCA/TA (%)	YTD ROAA (%)	Res./ Loans (%)	NPAs/ Assets(1) (%)

Bank of the Ozarks Inc.	AR	Community & Southern Hldgs Inc	GA	10/19/15	799.5	47.4	—	179	199	18.3	—	—	3,790.2	10.7	0.63	1.66	1.16

BB&T Corp.	NC	National Penn Bancshares Inc.	PA	08/17/15	1,815.2	17.7	16.8	159	219	15.4	18.2	13.1	9,604.3	8.9	1.13	1.37	0.54

F.N.B. Corp.	PA	Metro Bancorp Inc.	PA	08/04/15	473.5	22.7	19.6	172	172	9.4	32.1	26.4	3,001.4	8.9	0.66	1.25	1.75

PacWest Bancorp	CA	Square 1 Financial Inc.	NC	03/02/15	847.4	23.3	22.2	262	263	19.8	(0.7)	13.3	3,094.9	9.8	1.25	1.70	0.56

Royal Bank of Canada		City National Corp.	CA	01/22/15	5,332.5	22.9	21.0	195	262	12.3	26.0	17.8	32,015.6	6.3	0.85	1.62	0.20

BB&T Corp.	NC	Susquehanna Bancshares Inc.	PA	11/12/14	2,500.9	16.6	17.4	91	172	8.9	39.1	40.3	18,583.3	8.4	0.83	1.02	0.87

Sterling Bancorp	NY	Hudson Valley Holding Corp.	NY	11/05/14	538.2	NM	44.0	184	188	9.4	18.4	45.8	3,120.1	9.2	0.32	1.52	1.52

Banner Corp.	WA	Starbuck Bancshares Inc.	WA	11/05/14	701.6	37.5	—	126	148	7.8	—	—	4,086.6	11.7	0.79	0.59	0.69

CIT Group Inc.	NY	IMB HoldCo LLC	CA	07/22/14	3,369.1	13.7	—	99	102	0.8	—	—	21,807.1	15.2	0.78	0.57	1.19

First Citizens BancShares Inc.	NC	First Citizens Bancorp.	SC	06/10/14	644.7	14.2	—	89	118	1.5	40.4	37.5	8,532.1	6.9	0.71	1.17	1.62

Umpqua Holdings Corp.	OR	Sterling Financial Corp.	WA	09/11/13	1,995.1	19.1	19.4	160	167	13.8	13.9	16.1	9,939.6	11.7	1.08	1.94	1.70

PacWest Bancorp	CA	CapitalSource Inc.	CA	07/22/13	2,381.9	5.4	19.1	150	169	35.4	20.1	24.6	8,482.7	16.2	1.38	1.91	2.11

MB Financial Inc.	IL	Taylor Capital Group Inc.	IL	07/15/13	658.8	11.3	14.0	182	182	9.3	24.6	29.8	5,901.4	6.0	1.15	2.09	1.89

United Bankshares Inc.	WV	Virginia Commerce Bancorp Inc.	VA	01/30/13	467.4	21.0	16.8	183	183	11.8	15.2	61.0	2,823.7	8.7	1.01	1.94	3.32

High	5,332.5	47.4	44.0	262	263	35.4	40.4	61.0	32,015.6	16.2	1.38	2.09	3.32

Low	467.4	5.4	14.0	89	102	0.8	(0.7)	13.1	2,823.7	6.0	0.32	0.57	0.20

Mean	1,609.0	21.0	21.0	159	182	12.4	22.5	29.6	9,627.3	9.9	0.90	1.45	1.37

Median	823.5	19.1	19.3	166	177	10.6	20.1	26.4	7,192.0	9.0	0.84	1.57	1.35

1,986.7	23.0	29.2	128	146	7.8	10.0	17.9	(2)	15,099.2	8.9	0.50	0.92	1.64	(3)

(1)	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
(2)	Market premium based off September 28, 2015 stock price ($16.36)
(3)	Astoria NPAs / Assets as of June 30, 2015
Note:	National bank and thrift M&A deals greater than $450 million since January 1, 2013
Source:	SNL Financial

The first paragraph below the section titled “Net Present Value Analyses” on page 90 is modified by adding the following as the penultimate sentence:

Sandler O’Neill assumed earnings per share of $0.76, $0.62, $0.67, $0.71 and $0.75 for each of the years ended December 31, 2015 through December 31 2019, respectively, and also assumed dividends per share of $0.16 for each of the years ended December 31, 2015 through December 31, 2019.

The second paragraph on page 91 is modified by adding the following as the penultimate sentence:

Sandler O’Neill assumed earnings per share of $1.06, $1.06, $1.11, $1.19 and $1.27 for the years ended December 31, 2015 through December 31, 2019, respectively, and also assumed dividends per share of $1.00 for each of the years ended December 31, 2015 through December 31, 2019.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed merger, NYCB has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). The registration statement includes a joint proxy statement of Astoria and NYCB and also constitutes a prospectus of NYCB that will be sent to the stockholders of Astoria. The definitive joint proxy statement/prospectus has been delivered to the stockholders of NYCB and Astoria. Before making any voting or investment decision, investors and security holders of Astoria and NYCB are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they will contain important information about the proposed merger. This document and other documents relating to the merger filed by NYCB and Astoria can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing NYCB’s website at www.mynycb.com under the tab “Investor Relations”, then under “Financial Results”, and then under “SEC Filings.” The documents filed by Astoria Financial may be obtained free of charge at its website at http://ir.astoriabank.com/. Alternatively, these documents, when available, can be obtained free of charge from NYCB upon written request to New York Community Bancorp, Inc., Attn: Corporate Secretary, 615 Merrick Avenue, Westbury, New York 11590 or by calling (516) 683-4100, or from Astoria Financial upon written request to Astoria Financial Corporation, Attn: Monte N. Redman, President, One Astoria Bank Plaza, Lake Success, New York 11042 or by calling (516) 327-3000.

PARTICIPANTS IN THE SOLICITATION

NYCB, Astoria Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Astoria and NYCB stockholders in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the joint proxy statement/prospectus regarding the proposed merger. Additional information about NYCB and its directors and officers may be found in the definitive proxy statement of NYCB relating to its 2015 Annual Meeting of Stockholders filed with the SEC on April 24, 2015. Additional information about Astoria and its directors and officers may be found in the definitive proxy statement of Astoria Financial relating to its 2015 Annual Meeting of Stockholders filed with the SEC on April 17, 2015. These definitive proxy statements can be obtained free of charge from the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2016

ASTORIA FINANCIAL CORPORATION

By:	/s/ Alan Eggleston
	Name:	Alan Eggleston
	Title:	Senior Executive Vice President